John Hancock Funds II
Supplement dated August 1, 2012
to the Statement of Additional Information dated December 16, 2011
Global Absolute Return Strategies Fund
The Statement of Additional Information for the Global Absolute Return Strategies Fund is revised to include the Ticker symbol JHACX for Class C shares.
You should read this Supplement in conjunction with the Statement of Additional Information and retain it for future reference.